N-SAR FILING
                             THRIVENT MUTUAL FUNDS

                  TRANSACTIONS EFFECTED PURSUANT TO RULE 10F-3
                  FOR THE FISCAL YEAR ENDING OCTOBER 31, 2009

Fund                Trade     CUSIP / ISIN     Issuer      144A  Price    Par/       Issuer      Percent        Broker
                     Date                                                Amount       Size
----------------  ----------  ------------  -------------  ----  ------  -------  -------------  --------  -----------------

THRIVENT PARTNER  11/12/2008     278865100  ECOLAB INC     Y     30.500   14,470     55,769,504    0.026%  MERRILL LYNCH
MID CAP VALUE                                                                                              CAPITAL
FUND                                                                                                       SERVICES

----------------  ----------  ------------  -------------  ----  ------  -------  -------------  --------  -----------------
THRIVENT PARTNER  04/01/2009     025537101  AMERICAN       Y     24.500    7,590     60,000,000    0.013%  CREDIT SUISSE
MID CAP VALUE                               ELECTRIC                                                       FIRST BOSTON;
FUND                                        POWER                                                          KEYBANC CAPITAL
                                                                                                           MARKETS




----------------  ----------  ------------  -------------  ----  ------  -------  -------------  --------  -----------------
THRIVENT PARTNER  05/12/2009     345370860  FORD MOTOR     Y      4.750   78,490   300,000, 000   0.0262%  CITI GROUP
MID CAP VALUE                               COMPANY                                                        GLOBAL MARKETS
FUND

----------------  ----------  ------------  -------------  ----  ------  -------  -------------  --------  -----------------
THRIVENT PARTNER  05/20/2009     7591EP100  REGIONS        Y      4.000   98,660   400,000, 000   0.0247%  JP MORGAN
MID CAP VALUE                               FINANCIAL
FUND                                        CORP


----------------  ----------  ------------  -------------  ----  ------  -------  -------------  --------  -----------------
THRIVENT PARTNER  06/01/2009     867914103  SUN TRUST      Y     13.000   10,510   108,000, 000   0.0097%  MORGAN STANLEY
MID CAP VALUE                               BANKS INC
FUND

----------------  ----------  ------------  -------------  ----  ------  -------  -------------  --------  -----------------
THRIVENT PARTNER  06/05/2009     893521104  TRANS          Y     38.000    3,540     26,000,000   0.0136%  JP MORGAN
MID CAP VALUE                               ATLANTIC
FUND                                        HOLDING INC
----------------  ----------  ------------  -------------  ----  ------  -------  -------------  --------  -----------------
THRIVENT PARTNER  06/11/2009     929160109  VULCAN         Y     41.000    1,940     11,500,000   0.0169%  MERRILL LYNCH
MID CAP VALUE                               MATERIALS
FUND                                        CO



----------------  ----------  ------------  -------------  ----  ------  -------  -------------  --------  -----------------
THRIVENT PARTNER  06/16/2009     534187109  LINCOLN        Y     15.000    5,220     40,000,000   0.0131%  MERRILL
MID CAP VALUE                               NATIONAL                                                       LYNCH
FUND                                        CORP

----------------  ----------  ------------  -------------  ----  ------  -------  -------------  --------  -----------------
THRIVENT PARTNER  08/05/2009  Y0486S104     AVAGO          Y     15.000    8,090     43,200,000   0.0187%  BARCLAYS CAPITAL
MID CAP VALUE                               TECHNOLOGIES
FUND                                        LTD.


----------------  ----------  ------------  -------------  ----  ------  -------  -------------  --------  -----------------
THRIVENT PARTNER  09/15/2009     37247D106  GENWORTH       Y     11.750   12,220     48,000,000   0.0255%  MERRILL LYNCH
MID CAP VALUE                               FINANCIAL,
FUND                                        INC.


----------------  ----------  ------------  -------------  ----  ------  -------  -------------  --------  -----------------
THRIVENT PARTNER  03/25/2009     715638AW2  REPUBLIC       Y     129.35  130,000  1,000,000,000    0.013%  JP MORGAN
WORLD WIDE                                  OF PERU
ALLOCATION                                  7.125%
FUND                                        03/30/2019
----------------  ----------  ------------  -------------  ----  ------  -------  -------------  --------  -----------------
THRIVENT PARTNER  04/02/2009  XS0423038875  STATE          Y     99.682  100,000  1,000,000,000    0.010%  BARCLAYS CAPITAL
WORLD WIDE                                  OF QATAR
ALLOCATION                                  6.550%
FUND                                        04/09/2019




Fund                      Participating Underwriters             Selling
                                                                Concession
----------------  ------------------------------------------  --------------

THRIVENT PARTNER  GOLDMAN SACHS & CO.;                        Underwriting
MID CAP VALUE     CREDIT SUISSE                               Spread of
FUND              FIRST BOSTON                                $ 0.5338 per
                                                              share (1.75%)
----------------  ------------------------------------------  --------------
THRIVENT PARTNER  BARCLAYS CAPITAL; CITIIGROUP                Underwriting
MID CAP VALUE     GLOBAL MARKETS CREDIT SUISSE                Spread of
FUND              SECURITIES;  JP MORGAN SECURITIES;          $ 0.735 per
                  MORGAN STANLEY; ABN AMRO;                   share (3%)
                  GOLDMAN SACHS; KEYBANC CAPITAL
                  MARKETS; MITSUBISHI UFJ SECURITIES;
                  UBS INVESTMENT BANK; WACHOVIA
                  SECURITIES
----------------  ------------------------------------------  --------------
THRIVENT PARTNER  GOLDMAN SACHS, CITIGROUP GLOBAL             Underwriting
MID CAP VALUE     MARKETS, DEUTSCHE BANK SECURITIES,          Commission
FUND              JPMORGAN, MORGAN STANLEY, MERRILL LYNCH     $ 0.1425 per
                                                              share (3%)
----------------  ------------------------------------------  --------------
THRIVENT PARTNER  GOLDMAN  SACHS, JPMORGAN, MORGAN KEEGAN     Underwriting
MID CAP VALUE                                                 Commission
FUND                                                          $ 0.1500 per
                                                              Share (3.75%)
----------------  ------------------------------------------  --------------
THRIVENT PARTNER  GOLDMAN SACHS, MORGAN STANLEY,              Underwriting
MID CAP VALUE     ROBINSON HUMPHREY, SANDLER O'NEILL          Commission
FUND              PARTNERSHIP                                 $ 0.4225 per
                                                              share (3.25%)
----------------  ------------------------------------------  --------------
THRIVENT PARTNER  GOLDMAN SACHS, DOWLING & PARTNERS,          Underwriting
MID CAP VALUE     FOX PITT KELTON, JPMORGAN,                  Commission
FUND              LAZARD FRERES, MORGAN STANLEY               $ 1.3300 per
                                                              share (3.5%)
----------------  ------------------------------------------  --------------
THRIVENT PARTNER  GOLDMAN SACHS, ABN AMRO, BB&T CAPITAL,      Underwriting
MID CAP VALUE     JPMORGAN, MERRILL LYNCH, MORGAN KEEGAN,     Commission
FUND              UBS SECURITIES, WACHOVIA SECURITIES,        $ 1.6400 per
                  SUNTRUST ROBINSON HUMPHREY, THE WILLAIMS    share (4%)
                  CAPITAL GRP, MIZUHO SECURITIES USA,
                  MITSUBISHI UFJ SECURITIES, BBVA SECURITIES
----------------  ------------------------------------------  --------------
THRIVENT PARTNER  GOLDMAN SACHS, CSFB, JPMORGAN,              Underwriting
MID CAP VALUE     MERRILL LYNCH, MORGAN STANLEY,              Commission
FUND              UBS SECURITIES, WACHOVIA SECURITIES         $ 0.6600 per
                                                              share (4.4%)
----------------  ------------------------------------------  --------------
THRIVENT PARTNER  GOLDMAN SACHS, DEUTSCHE BANK, MORGAN        Underwriting
MID CAP VALUE     STANLEY, CITIGROUP GLOBAL MARKETS,          Spread
FUND              CREDIT SUISSE FIRST BOSTON, JP MORGAN,      of $0.9 per
                  UBS INVESTMENT BANK, KKR, ABN AMRO,         share (6%)
                  FTN EQUITY MARKETS
----------------  ------------------------------------------  --------------
THRIVENT PARTNER  GOLDMAN SACHS, DEUTSCHE BANK,               Underwriting
MID CAP VALUE     DOWLING & PARTNERS SECURITIES,              Spread of
FUND              BOFA MERRILL LYNCH                          $ 0.4771
                                                              per share (4%)
----------------  ------------------------------------------  --------------
THRIVENT PARTNER  JPMORGAN; GOLDMAN SACHS & CO.               Underwriting
WORLD WIDE                                                    Spread of
ALLOCATION                                                    0.200%
FUND
----------------  ------------------------------------------  --------------
THRIVENT PARTNER  BARCLAYS BANK PLC; BNP PARIBAS/ LONDON;     Underwriting
WORLD WIDE        GOLDMAN SACHS                               Spread of
ALLOCATION                                                    0.200%
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